Supplement dated October 2, 2006
                             to the Prospectus of
                            Each Fund Listed Below:

                       MERRILL LYNCH READY ASSETS TRUST
                    MERRILL LYNCH U.S. TREASURY MONEY FUND
                   MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
                     MERRILL LYNCH RETIREMENT SERIES TRUST
                 Merrill Lynch Retirement Reserves Money Fund


         On September 29, 2006, BlackRock, Inc. ("BlackRock") consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

         BlackRock Advisors, LLC ("BlackRock Advisors"), a wholly owned subsidiary of BlackRock, was organized in 1994 to perform advisory services for investment companies. BlackRock Advisors and its affiliates had over $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006. As of September 29, 2006, BlackRock Advisors is the Manager of each Fund listed above (collectively, the "Funds"). BlackRock Advisors will be compensated at the same management fee rates as were in effect prior to September 29, 2006.

         BlackRock Advisors has entered into sub-advisory agreements with its affiliate, BlackRock Institutional Management Corporation ("BIMC"), under which BlackRock Advisors pays BIMC a fee equal to 59% of the advisory fee paid to BlackRock Advisors under each applicable management agreement. BIMC, a registered investment adviser organized in 1977, is responsible for the day-to-day management of each applicable portfolio.

                  Patrick Ford is the portfolio manager of Merrill Lynch Ready Assets Trust and Merrill Lynch Retirement Reserves Money Fund. John Ng is the portfolio manager of Merrill Lynch U.S. Treasury Money Fund and Merrill Lynch U.S.A. Government Reserves.

         Each Fund has entered into a distribution agreement with BlackRock Distributors, Inc., located at 760 Moore Road, King of Prussia, Pennsylvania 19406. BlackRock Advisors and BIMC are located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

Code # 3FUND-PR-SUP-1006